                                                                   EXHIBIT 10.12

                           BJ'S WHOLESALE CLUB, INC.

                      GENERAL DEFERRED COMPENSATION PLAN

 1.  Purpose
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     The purpose of the BJ's Wholesale Club, Inc. General Deferred Compensation Plan is to provide a means for selected participants to defer the payment of compensation.

 2.  Definitions
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     a) "Company" shall mean BJ's Wholesale Club, Inc. and its subsidiaries, except that as used in Exhibit A the term "Company" shall mean BJ's
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         Wholesale Club, Inc. As used in the preceding sentence and in Exhibit A, "subsidiary" means any corporation or other entity 50% or
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         more of the total combined voting power of all classes of stock or other interests of which are owned, directly or indirectly, by BJ's Wholesale Club, Inc.

     b) "Deferral Period" shall mean the period of time commencing on the date a Participant makes an election to defer Eligible Compensation pursuant to Section 4 and ending on the date on which payment of such Deferred Compensation commences.

     c) "Deferred Compensation" shall mean "Eligible Compensation," the payment of which has been deferred by a "Participant."

     d) "E.C.C." shall mean the Executive Compensation Committee of the Board of Directors of BJ's Wholesale Club, Inc.

     e) "Effective Date" shall mean the date on which Waban Inc. completes the spin-off of the Company by distributing to Waban's stockholders on a pro rata basis all of the outstanding shares of Common Stock of the Company held by Waban Inc.

     f) "Eligible Compensation" shall mean (i) any base salary payable, (ii) any cash bonus payable pursuant to an annual or long-term incentive plan of the Company, (iii) any annual retainer and/or meeting fees payable to directors of BJ's Wholesale Club, Inc., and (iv) subject to such exceptions as the E.C.C. may provide, other cash compensation payable to a "Participant."

     g) "Eligible Participant" shall mean (i) an employee of the Company who has been selected by the E.C.C. as eligible to defer compensation or
         (ii) a director of the Company.

     h) "Fiscal Year" shall mean the period ending on the last Saturday in January, and commencing on (i) the Sunday following the last Saturday in January of the preceding calendar year or (ii) with respect to the fiscal year in which the Effective Date occurs, such Effective Date. The First Quarter commences on the Sunday following the last Saturday in January of the preceding calendar year and includes the first through thirteenth week of a Fiscal Year; the Second Quarter includes the fourteenth through twenty-sixth week of a Fiscal Year; the Third Quarter includes the twenty-seventh through thirty-ninth week of a Fiscal Year; the Fourth Quarter includes the fortieth through fifty-second or fifty-third week of a Fiscal Year. Said Four Quarters are the Fiscal Quarters of a Fiscal Year. If the Fiscal Year does not begin on the Sunday following the last Saturday in January, then the Fiscal Quarters shall include the balance of the Fiscal Quarter in which the Effective Date occurs and the remaining Fiscal Quarters in such Fiscal Year.

     i) "Interest Rate" for a Fiscal Year shall mean a rate equal to the yield as quoted in the Wall Street Journal on the first Monday of each Fiscal Month upon the issue of United States Treasury Notes which have a period remaining to maturity of not less than, but closest to, ten years after the first day of such Fiscal Month, averaged over the previous 12 months, or if there is no such quote, the E.C.C. shall determine a rate of interest which is consistent with the foregoing.

     j) "Participant" shall mean an Eligible Participant who has elected to defer compensation in accordance with the Plan.

     k) "Plan" shall mean this BJ's Wholesale Club, Inc. General Deferred Compensation Plan as it may be amended from time to time.

     l) "Termination Date" shall mean (i) in the case of an employee, the date of severance of a Participant's employment with the Company, whether by death, disability, retirement, resignation, discharge, or otherwise or
         (ii) in the case of a director, the date the individual ceases to be a director of the Company.

3.   Administration
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     This Plan shall be administered by the E.C.C. which, in addition to the authority, power, and duty expressly set forth in the Plan, shall have the authority, power, and duty, subject to the provisions of the Plan, to (A) make rules and regulations for the deferral of compensation, the designation of beneficiaries, and the payment of Deferred Compensation, (B) interpret the Plan, and (C) make any other determinations that it believes necessary or advisable for the administration of the Plan. Decisions and determinations made by the E.C.C. shall be final and binding upon all persons.

4.   Deferral of Compensation
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     A.  Election to Defer
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         Each Eligible Participant may make any election to defer receipt of all or any part of payment of Eligible Compensation, pursuant to the rules and regulations established by the E.C.C. for deferral.

         At the time of making an election to defer, each Participant shall elect (i) the specific date or event, before or after the Participant's Termination Date, following which the first payment of any Deferred Compensation and interest thereon will be made, and (ii) whether payment(s) shall be made in a lump sum or in designated monthly installments, not to exceed 120 months. If the Participant fails to designate the payment period and/or schedule for payment with respect to any Deferred Compensation, the payment of said Deferred Compensation and interest thereon will be made in 120 monthly installments, commencing as soon as reasonably practicable after the Participant's Termination Date.

     B.  Notice of Election to Defer
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         Each Participant shall, within the time limits specified in paragraph C below, notify the Company in writing on forms provided by the Company of an election to defer the receipt of all or any part of payment of Eligible Compensation. Each such notice shall state:

         (1) the amount or percentage of the Eligible Compensation to be deferred;

         (2) the date on which, or the event following which, payment of said Deferred Compensation is to commence;

         (3) the payment period, including number of months and schedule elected for payment;

         (4) the Beneficiary(ies), if any, with respect to said Deferred Compensation (see Section 7(C) below).

         For purposes of (1) above, the E.C.C. may specify a minimum amount or percentage of deferral.

         For purposes of (2) above, the E.C.C. may specify a minimum period of deferral.

     C.  Time of Notice of Election to Defer
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         The Participant's written notice of election to defer all or any part of Eligible Compensation must be received by the Company within the following time limits:

         Type of Compensation                   Notice Required
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            Base Salary              For all or any part of base salary to be
                                     earned in a Fiscal Quarter, the election shall be filed with the E.C.C. prior to the close of the immediately preceding Fiscal
                                     Quarter.

          Annual Incentive           For all or any part of any cash bonus to be
                                     earned in a Fiscal Year pursuant to an
                                     annual incentive plan, the election shall be filed with the E.C.C. prior to the close of the Third Quarter of the Fiscal Year to which such election relates.

         Long-Term Incentive         For all or any part of any cash bonus to be
                                     earned in a multi-year award period
                                     pursuant to a long-term incentive plan, the election shall be filed with the E.C.C.
                                     prior to the January 1st immediately
                                     preceding the last Fiscal Year of the
                                     applicable award period to which such
                                     election relates.

        Annual Retainer and/or       For all or any part of directors' annual
             Meeting Fees            retainer and/or meeting fees to be earned
                                     in a Fiscal Quarter, the election(s) shall be filed with the E.C.C. prior to the close of the immediately preceding Fiscal Quarter.

     D.  Revocation of Election
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         (1)  Within Eligible Time Periods for Filing Election. A Participant
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              may revoke or modify an election to defer any compensation duly made provided that notice of the same is filed with the E.C.C. prior to the last day stated above for making an election to defer such compensation.

         (2)  Hardships and Unusual Circumstances. In the case of hardship or
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              unusual circumstance, the E.C.C., in its sole discretion, may modify any election previously made to defer any compensation pursuant to this Section 4, if such modification shall be requested by said Participant, or after the Participant's death, by his designated Beneficiary or his estate, as the case may be.

 5.  Establishment of Deferred Account
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     The Company shall establish and maintain a separate Deferred Account for each deferral made by a Participant, except that a single aggregated Deferred Account may be maintained for all deferrals by a Participant having identical payout periods.

     Each Deferred Account of a Participant shall consist of an amount of money credited to such account by reason of the Participant's election to defer Eligible Compensation, as follows:

     (1) Principal
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     The Participant's Deferred Account shall be credited with the amount of such Eligible Compensation as the Participant shall elect to defer as of the date on which it would be payable but for said deferral.

     (2) Interest
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     On the last day of each Fiscal Quarter of each Fiscal Year, the Participant's Deferred Account shall be credited with interest computed on the average monthly balance of said account during the Fiscal Quarter at the Interest Rate designated for the Fiscal Year.

     After the close of each Fiscal Year, the Company shall deliver to each Participant a written report summarizing the balance of the Participant's Deferred Account(s) as of the last day of the Fiscal Year.

 6.  Payment of Deferred Compensation
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     A.  Amount of Payment
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         Unless the Participant has selected a lump sum payment or some other payment schedule or formula which has been approved by the E.C.C., the amount to be paid to a Participant in any month during the payout period specified in the Participant's election shall be paid in cash and computed by multiplying the amount credited to the Deferred Account by a fraction, the numerator of which is one and the denominator of which is the number of months remaining in the applicable payment period.

     B.  Time of Payment
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     (1) Distribution While Actively Employed. In the case in which a
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         Participant elects to receive payment on a specified date or event and the Participant is actively employed by the Company at such date or event, all payments shall be made in accordance with the election(s) filed with the Company.

     (2) Distribution Upon Termination Date. The entire amount, if any,
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         then credited to each Deferred Account of a Participant shall be paid to him or his designated Beneficiary or his estate, as the case may be in accordance with the election(s) filed by the Participant with the Company.

      7.  General Provisions
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      A.  Assignment
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          No Participant's interest in any Deferred Account is assignable, either by voluntary or involuntary assignment or by operation of law. No part of any Deferred Compensation may be paid over, loaned, sold, assigned, transferred, discontinued, pledged as collateral for a loan, or in any other way encumbered until after the Deferral Period with respect to such Deferred Compensation.

      B.  Unsegregated Funds
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          The Company shall be under no obligation to segregate any deferred funds, and an election to defer Eligible Compensation hereunder shall constitute an acknowledgement and agreement by the Participant that such unsegregated funds belong absolutely and unconditionally to the Company and are subject to the claims of the Company's unsecured general creditors. Nothing herein contained shall be construed as creating any trust, express or implied, for the benefit of any Participant. Notwithstanding the foregoing, the Company in its discretion may establish and fund a so-called "rabbi trust" or similar grantor trust to provide for the payment of benefits hereunder.

      C.  Designation of Beneficiary
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          Subject to applicable law, each Participant may designate a Beneficiary(ies) to receive payments to be made of Deferred Compensation, if any, after the Participant's death. In the absence of such designation, all such amounts shall be paid to the Participant's estate. The designation shall be made on a form to be supplied by the E.C.C. and may be revoked or superseded at any time. Payments to a Beneficiary(ies) shall be made in accordance with a schedule designated by the Participant.

      D.  Reservation of Rights
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          Nothing in this Plan shall be construed to (i) give any employee any right to defer compensation other than as expressly authorized and permitted by the E.C.C., (ii) limit in any way the right of the Company to terminate a Participant's employment with the Company, or
          (iii) be evidence of any agreement or understanding, express or implied, that the Company will employ a Participant at any particular rate of remuneration.

      E.  Amendment or Termination of the Plan
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          The Board of Directors may, at any time, terminate or amend this Plan provided that any such termination or amendment shall not adversely affect the rights of Participants or Beneficiaries to payments of amounts standing to the credit of Participants in their Deferred Accounts at the time of such amendment or termination. In the event of termination of this Plan, the E.C.C., in its sole discretion, may establish classes of Participants and/or beneficiaries and apply different payment rules to such classes and distribute all amounts in the Deferred Accounts in such manner as it shall determine.

      F.  Withholding
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          The Company shall have the right to deduct or withhold from all payments of Deferred Compensation any taxes or levies required by law to be withheld from an employee with respect to such payments.

      G.  Change in Employment or Law
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          The E.C.C. may, in its sole discretion, make appropriate adjustments with respect to the terms of the Plan and its applicability to Participants, including termination of individual deferral agreements or dilution or suspension of any provision of such agreements, in the event (i) of a discontinuance by the Company of a Participant's employment with the Company resulting from an event such as the merger, sale or consolidation of the Company, or (ii) any of the anticipated benefits of deferral pursuant to this Plan or any provision hereof are altered by reason of any interpretation of or change in law, policy or regulation.

      H.  Effective Date
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          This Plan shall become effective on the date on which Waban Inc. completes the spin-off of the Company by distributing to the stockholders of Waban Inc. on a pro rata basis all of the then outstanding shares of Common Stock of the Company.

      I.  Change of Control
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          Notwithstanding any other provision of the Plan, upon a Change of Control (as defined in Exhibit A) of the Company no further deferrals
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          under Section 4 (whether elected prior to the Change of Control or not) shall be permitted; the entire amount then credited to each Deferred Account of each Participant shall promptly be paid to such Participant (or his designated Beneficiary or his estate) in a lump sum payment; and the Plan shall terminate.

      J.  Named Fiduciary
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          The E.C.C. shall serve as the Named Fiduciary of the Plan. With respect to any claim for benefits made under the Plan, the E.C.C. shall follow the claims and review procedure set forth in any savings plan maintained by the Company which is subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended; provided that the E.C.C. may designate one of its members to review initial claims for benefits, but the full membership of the E.C.C. shall review any denied claim when requested to do so by the claimant in accordance with the procedure.

                                   EXHIBIT A
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                       Definition of "Change of Control"
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     "Change of Control" shall mean the occurrence of any one of the following events:

          (a) there occurs a change of control of the Company of a nature that would be required to be reported in response to Item 1(a) of the Current Report on Form 8-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") or in any other filing under the Exchange Act; provided, however, that no transaction shall be deemed to be
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      a Change of Control as to a Participant (i) if the person or each member of a group of persons acquiring control is excluded from the definition of the term "Person" hereunder or (ii) unless the E.C.C. shall otherwise determine prior to such occurrence, if the Participant or a Participant Related Party is the Person or a member of a group of Persons acquiring control; or

          (b) any Person other than the Company, any wholly owned subsidiary of the Company, or any employee benefit plan of the company or such a subsidiary becomes the owner of 20% or more of the Company's Common Stock and thereafter individuals who were not directors of the Company prior to the date such Person became a 20% owner are elected as directors pursuant to an arrangement or understanding with, or upon the request of or nomination by, such Person and constitute at least 1/4 of the Company's Board of Directors; provided, however, that unless the E.C.C. shall
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      otherwise determine prior to the acquisition of such 20% ownership, such acquisition of ownership shall not constitute a Change of Control as to a Participant if the Participant or a Participant Related Party is the Person or a member of a group constituting the Person acquiring such ownership; or

          (c) there occurs any solicitation or series of solicitations of proxies by or on behalf of any Person other than the Company's Board of Directors and thereafter individuals who were not directors of the Company prior to the commencement of such solicitation or series of solicitations are elected as directors pursuant to an arrangement or understanding with, or upon the request of or nomination by such Person and constitute at least 1/4 of the Company's Board of Directors; or

          (d) the Company executes an agreement of acquisition, merger or consolidation which contemplates that (i) after the effective date provided for in such agreement, all or substantially all of the business and/or assets of the Company shall be owned, leased or otherwise controlled by another Person and (ii) individuals who are directors of the Company when such agreement is executed shall not constitute a majority of the board of directors of the survivor or successor entity immediately after the effective date provided for in such agreement; provided,
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      however, that unless otherwise determined by the E.C.C., no transaction
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      shall constitute a Change of Control as to a Participant if, immediately after such transaction, the Participant or a Participant Related Party shall own equity securities of any surviving corporation ("Surviving Entity") having a fair value as a percentage of the fair value of the equity securities of such Surviving Entity greater than 125% of the fair value of the equity securities of the Company owned by the Participant and any Participant Related Party immediately prior to such transaction, expressed as a percentage of the fair value of all equity securities of the Company immediately prior to such transaction (for purposes of this paragraph ownership of equity securities shall be determined in the same manner as ownership of Common Stock); and provided, further, that. for
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      purposes of this paragraph (d), if such agreement requires as a condition precedent approval by the Company's stockholders of the agreement or transaction, a Change of Control shall not be deemed to have taken place unless and until such approval is secured (but upon any such approval, a Change of Control shall be deemed to have occurred on the date of execution of such agreement).

      In addition, for purposes of this Exhibit A the following terms have the
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meanings set forth below:

      "Common Stock" shall mean the then-outstanding Common Stock of the Company plus, for purposes of determining the stock ownership of any Person, the number of unissued shares of Common Stock which such Person has the right to acquire (whether such right is exercisable immediately or only after the passage of time) upon the exercise of conversion rights, exchange rights, warrants or options or otherwise. Notwithstanding the foregoing, the term Common Stock shall not include shares of Preferred Stock or convertible debt or options or warrants to acquire shares of Common Stock (including any shares of Common Stock issued or issuable upon the conversion or exercise thereof) to the extent that the Board of Directors of the Company shall expressly so determine in any future transaction or transactions.

      A Person shall be deemed to be the "owner" of any Common Stock:

          (i) of which such Person would be the "beneficial owner," as such term is defined in Rule 13d-3 promulgated by the Securities and

      Exchange Commission (the "Commission") under the Exchange Act, as in effect on the Effective Date; or

          (ii) of which such Person would be the "beneficial owner" for purposes of Section 16 of the Exchange Act and the rules of the Commission promulgated thereunder, as in effect on the Effective Date; or

          (iii) which such Person or any of its affiliates or associates (as such terms are defined in Rule 12b-2 promulgated by the Commission under the Exchange Act, as in effect on the Effective Date), has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options or otherwise.

      "Person" shall have the meaning used in Section 13(d) of the Exchange Act, as in effect on the Effective Date.

      A "Participant Related Party" shall mean, with respect to a Participant, any affiliate or associate of the Participant other than the Company or a subsidiary of the Company. The terms "affiliate" and "associate" shall have the meanings ascribed thereto in Rule 12b-2 under the Exchange Act (the term "registrant" in the definition of "associate" meaning, in this case, the Company).